UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 4, 2006

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 560-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

Pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated March 30, 2006 by and among SuperGen, Inc. (“SuperGen”), King’s Peak Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SuperGen, Montigen Pharmaceuticals, Inc., a Delaware corporation (“Montigen”), James N. Clarke as Stockholder Representative and U.S. Bank National Association as Escrow Agent, on April 4, 2006 SuperGen completed its acquisition of Montigen (the “Merger”), for an aggregate purchase price of $40.0 million. Initially the Montigen stockholders will receive $9.0 million in cash and $9.0 million in shares of SuperGen’s common stock in connection with the Merger. An additional $22.0 million in shares of SuperGen common stock will be payable to the Montigen stockholders contingent upon the achievement of specific regulatory milestones. SuperGen announced the completion of the Merger in a press release dated April 5, 2006, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)  Exhibits

Exhibit No.	Description

2.1

Amended and Restated Agreement and Plan of Merger and Reorganization, dated March 30, 2006, by and among SuperGen, Inc., King’s Peak Acquisition Corporation, Montigen Pharmaceuticals, Inc., James N. Clarke, as Stockholder Representative and U.S. Bank National Association, as Escrow Agent (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

2.2	Form of Volume Restriction Agreement between SuperGen and each stockholder of Montigen

99.1	Press Release, dated April 5, 2006, announcing the completion of the Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

	By:	/S/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date: April 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amended and Restated Agreement and Plan of Merger and Reorganization, dated March 30, 2006, by and among SuperGen, Inc., King’s Peak Acquisition Corporation, Montigen Pharmaceuticals, Inc., James N. Clarke, as Stockholder Representative and U.S. Bank National Association, as Escrow Agent (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

2.2	Form of Volume Restriction Agreement between SuperGen and each stockholder of Montigen

99.1	Press Release, dated April 5, 2006, announcing the completion of the Merger